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                                                                Exhibit 10.34


                  AMENDMENT NO. 1, dated as of January 13, 2003 (this "Amendment"), to BACKSTOP AGREEMENT, dated as of December 23, 2002 (the "AGREEMENT"), by and between Avaya Inc., a Delaware corporation (the "Company"), and the investors listed on Schedule 1 thereto (individually, an "Investor" and, collectively, the "INVESTORS").

                  WHEREAS, the Company and the Investors desire to amend the Agreement.

                  NOW, THEREFORE, the parties to this Amendment, intending to be legally bound, agree as follows.

                  SECTION 1. AMENDMENT TO THE AGREEMENT. The definition of Exchange Ratio set forth in Section 1.01 of the Agreement is hereby amended and restated to read as follows:

                           "EXCHANGE RATIO" means a number equal to $208.40 divided by the Market Value of a share of Common Stock; PROVIDED, HOWEVER, that the Exchange Ratio shall not be more than 105 or less than 77.

                  SECTION 2. EXTENSION OF THE EXCHANGE OFFER. The Company and the Investors agree that the Exchange Offer shall be extended such that the Expiration Date shall be January 27, 2003, and the Expiration Time shall be midnight, New York City time, on the Expiration Date.

                  SECTION 3. MISCELLANEOUS. (a) THIS AGREEMENT SHALL BE GOVERNED BY, INTERPRETED UNDER AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND FULLY PERFORMED WITHIN SUCH STATE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                  (b) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  (c) Capitalized terms used without definition in this Amendment shall have the meanings ascribed thereto in the Agreement.

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                  IN WITNESS WHEREOF, the parties to this Agreement have
executed this Agreement as of the date first above written.


                                      AVAYA INC.


                                      By:   /s/ Garry K. McGuire
                                           -------------------------------------
                                           Name: Garry K. McGuire
                                           Title:  Chief Financial Officer


                                      WARBURG, PINCUS EQUITY PARTNERS I, L.P.

                                           by: WARBURG PINCUS & CO.,
                                               its General Partner

                                               by: /s/ Kewsong Lee
                                                   -----------------------------
                                                   Name: Kewsong Lee
                                                   Title:  Partner


                                      WARBURG, PINCUS NETHERLANDS EQUITY
                                        PARTNERS I, C.V.

                                           by: WARBURG PINCUS & CO.,
                                               its General Partner

                                               by: /s/ Kewsong Lee
                                                   -----------------------------
                                                   Name: Kewsong Lee
                                                   Title:  Partner


                                      WARBURG, PINCUS NETHERLANDS EQUITY
                                        PARTNERS II, C.V.

                                           by: WARBURG PINCUS & CO.,
                                               its General Partner

                                               by: /s/ Kewsong Lee
                                                   -----------------------------
                                                   Name: Kewsong Lee
                                                   Title:  Partner

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                                      WARBURG, PINCUS NETHERLANDS EQUITY
                                        PARTNERS III, C.V.

                                           by: WARBURG PINCUS & CO.,
                                               its General Partner

                                               by: /s/ Kewsong Lee
                                                   -----------------------------
                                                   Name: Kewsong Lee
                                                   Title:  Partner